Exhibit 99.1
Morgan Keegan Technology Conference August 11, 2009

Safe Harbor Statement Statements herein may include forward-looking statements, including, but not limited to, those related to future revenues, growth of revenues, market position, acceptance of certain Opnext products, management's expectations with respect to the Company's initiatives, return to profitability and positive cash flow, position for future growth, the general market outlook and the outlook for the industry. These statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Among other things: projected sales as well as the general outlook for the future, are based on preliminary estimates, assumptions and projections that management believes to be reasonable at this time, but are beyond management's control; and the market in which Opnext operates is volatile, implementation of operating strategies may not achieve the desired impact relative to changing market conditions and the success of these strategies will depend on the effective implementation of our strategies while minimizing organizational disruption. Other factors that could cause the Company's future, including future financial position and results from operations, to differ from current expectations include: the impact of rapidly changing technologies; the impact of competition on product development and pricing; the ability of Opnext to source critical parts and to react to changes in general industry and market conditions, including regulatory developments; expenses associated with litigation; rights to intellectual property; market trends and the adoption of industry standards; the ability of Opnext to integrate, and realize the value from, the acquisition of StrataLight; and consolidations within or affecting the optical modules and components industry. These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the Company's business. Additional information regarding these and other factors can be found in Opnext's reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K filed on June 15, 2009, as amended. In providing forward- looking statements, the Company expressly disclaims any obligation to update these statements, publicly or otherwise, whether as a result of new information, future events or otherwise, except to comply with applicable federal and state securities laws. Certain data included in this presentation includes non-GAAP financial measures. Reconciliations of the non-GAAP financial measures for the quarters ended June 30, 2009 and 2008 and March 31, 2009, are included in the Company's earnings release dated August 6, 2009, which is available on the Investor Relations section of the Company website at http://www.opnext.com. Reconciliation of the Company's EBITDA financial measure is included on page 20 of this presentation.

Clarity Group Hitachi, Ltd. Fiber Optic Component BU Hitachi, Ltd. Opto Device September 2000 October 2002 Pine Photonics Pluggable Transceivers June 2003 Clarity and Hitachi unlocked the value of Hitachi's laser technology and business by creating a standalone, market-driven company History February 15, 2007 OPXT Stratalight Transmission Subsystems January 2009 July 2001

A technology leader in 10G, 40G, & 100G Focused on the most attractive markets Diversified customer base & broad product portfolio Utilizing selective vertical integration and operational excellence to achieve world-class cost structure and execution Strong balance sheet & financial foundation Opnext is a global leader in high speed optics for communications networks Value Proposition

Material Engineering InGaAlAs (InP) Laser Diodes DFB laser EA TOSA / ROSA Miniaturization Integration Subsystem Linecards 300-pin XFP X2 SFP+ XENPAK Optical expertise from laser to subsystems provides the needed flexibility to system vendors Solutions for All Levels of Optical Networking

Sales Trends (Includes sales from StrataLight acquisition effective 1/9/09) 32% CAGR 28% CAGR

Jun-09 Financial Highlights Revenues within guidance of $80m to $90m Gross margin up 970 basis points from Mar-09 $25m annualized fixed cost reduction plan substantially in place $858k cash generated from operations $165m gross and $114m net cash available at June 30, 2009 * Reconciliations of the non-GAAP financial measures are included in the Company's earnings release dated August 6, 2009, available on the Investor Relations section of the Company website at http://www.opnext.com.

Market Update Our sequential increase in revenue for the June quarter and indications from our customers suggest that demand has stabilized Expect modest growth for the remainder of the year in our 10/40G module business 10G Datacom demand has recovered from the large decrease in early 2009, albeit to reduced levels from the 2008 peak 10G Telecom demand has been stable at the current reduced level 10G design-in activity is high (~250 opportunities at 60 customers) 40G subsystem demand peaked early FQ4 following a product transition in FQ3. Expect average quarterly demand around $30M for subsystems for the remainder of 2009. Quarter-to-quarter volatility (+/- 10-15%) due to "lumpiness" of carrier deployments 40G design-in activity is strong (33 slots, 63 opportunities, 30 customers) Interest in 100G client-side and line-side products is very high Market not expected to recover until 2010

9 Source: Cisco Visual Networking Index June 2009 IP Traffic Growth 40% CAGR Petabyte/month IP traffic expected to quintuple from 2008 to 2013 Consumer IP traffic expected to grow at a 40% CAGR between 2008 and 2013 Consumer IPTV and CATV traffic expected to grow at a 53% CAGR between 2008 and 2013

2006 2007 2008 2009 2010 2011 10G Telecom 401 447 555 640 708 770 10G Datacom 211 261 328 377 381 356 40G Telecom Module 14 57 109 204 309 438 40G Lineside $- 147 312 390 479 667 40G Datacom $- $- $- 36 40 68 100G Client $- $- $- $- 93 188 100G Line Side 2006 2007 2008 2009 2010 2011 2012 10G Telecom 374 420 461 360 330 428 481 10G Datacom 210 260 335 294 336 431 524 40G Telecom Module 7 24 61 95 141 232 386 40G Subsystem $- 147 281 302 322 518 582 40G Datacom $- $- $- 0 13 42 69 100G Client $- $- $- 1 13 53 107 100G Line side $- $- $- $- 8 11 14 10G+ Market Trend Source: Ovum-RHK Research, Ovum-RHK Apr'09 Forecast and LightCounting Feb'09 Forecast 3% CAGR 15% CAGR 21% CAGR $851 $2,163 $1,138 $1,052 $1,163 74% CAGR 18% CAGR 10G, 40G, 100G Spending ($M) 414% CAGR $1,714 36% CAGR

DSL PON Metro Access 2.5G to 10G Metro Core Up to 40ch 10G Optical DWDM Core Up to 80ch 40G ADM Data Centers & Corporate Networks Core Aggregation Cable ADM Wireless Medium Business Government Network Architecture Source = Ovum April-09 ONG Forecast

DSL PON Metro Access 2.5G to 10G Metro Core Up to 40ch 10G Optical DWDM Core Up to 80ch 40G ADM Data Centers & Corporate Networks Cable ADM Wireless Medium Business Government Backbone/Core DWDM Backbone Backbone 40G deployments rapidly growing 100G shipments start in 2011 Source = Ovum April-09 ONG Forecast

Metro DSL PON Metro Access 2.5G to 10G Metro Core Up to 40ch 10G Optical DWDM Core Up to 80ch 40G ADM Data Centers & Corporate Networks Core Aggregation Cable ADM Wireless Medium Business Government Metro Metro continues deployment of 10G. Metro 40G expected in next 2 years... Source = Ovum April-09 ONG Forecast

DSL PON Metro Access 2.5G to 10G Metro Core Up to 40ch 10G Optical DWDM Core Up to 80ch 40G ADM Data Centers & Corporate Networks Core Aggregation Cable ADM Wireless Medium Business Government Bandwidth Management BW Management is adopting 10G Source = Ovum April-09 ONG Forecast

Aggregation DSL PON Metro Access 2.5G to 10G Metro Core Up to 40ch 10G Optical DWDM Core Up to 80ch 40G ADM Data Centers & Corporate Networks Core Aggregation Cable ADM Wireless Medium Business Government Aggregation Aggregation Layer is migrating to 10G links Source = Ovum April-09 ONG Forecast

Traffic Growth vs. Optical Capacity IP Traffic growth is outpacing the installation of optical DWDM capacity - Downturn has led to reduced optical spend but increased IP traffic Demand forecasts a recovery in 2010 and beyond - Yet many other drivers affect carrier spend: traffic monetization, other applications, DWDM share gains, economy, competition, regulation... 27% CAGR Capacity Installation over Traffic Growth Source: Ovum-RHK Optical Components Forecast, Apr 2009 Source: Ovum-RHK Optical Components Forecast, Apr 2009 & Cisco IP Traffic Forecast 2009 Capacity Installation

FY10 Objectives Annualized fixed cost structure reductions of $25M Supply chain plan and product redesigns intended to reduce costs faster than price declines Customer intensity and design wins Investing in key 10G, 40G and 100G technologies Short term cash preservation and long term value creation... ....while improving operations through SG&A leverage and higher contribution margins

Investing in the Future

opnext R&D

10G (~30%):

- Improved DFB for 1310nm modules
- Uncooled EA-DFB for SFP+ & other form factors

40G & 100G (~50%):

- Small size & low power 40G client modules
- Focused on 40G transmission technologies
- First to market 100G CFP with OFC demo & shipments for revenue
- Developing 100G DWDM technology

Fundamental Research and I&C (~20%)

18

Indications that the market may have stabilized Demand is expected to build in 2010-2012 for our core markets: 10G, 40G, 100G Our FY2010 plan is intended to preserve cash while we continue to invest in the future growth markets for 10G, 40G and 100G This plan is intended to produce operational leverage through improved OPEX mix (more R&D, less SG&A) and contribution margins Customers are focusing on a few top tier partners that can provide advanced technology, low cost, and financial stability Driving long-term business model changes: Joint technology developments Software-defined Optics Sub-level assembly MSAs Summary

EBITDA EBITDA is calculated as net income (loss) excluding the impact of net interest income (expense), income tax expense, and depreciation and amortization. Management uses this measure to evaluate the amount of cash generated or used by the Company and is provided to investors as supplemental information in an effort to provide greater transparency and insight into management's related method of analysis. The Company also provides an adjusted EBITDA financial measure to demonstrate the impact of its non-GAAP operating performance measures on EBITDA.